UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 1998



                         FITZGERALDS GAMING CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)



              0-26518                                      88-0329170
------------------------------------           ---------------------------------
       (Commission File Number)                (IRS Employer Identification No.)



                   301 FREMONT STREET, LAS VEGAS, NEVADA 89101
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)



      (Registrant's telephone number, including area code): (702) 388-2400



                                       NA
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS.


                   EXCHANGE OFFERING FOR SENIOR SECURED NOTES


     On July 23, 1998, Fitzgeralds Gaming Corporation (the "Company") completed an Exchange Offer (the "Exchange Offer") pursuant to which the Company had offered to exchange $1,000 principal amount of its 12 1/4% Senior Secured Notes due 2004, Series B (the "New Notes"), for each $1,000 principal amount of its outstanding 12 1/4% Senior Secured Notes due 2004, Series A (the "Old Notes" and collectively with the New Notes, the "Notes"). $205,000,000 of Old Notes had previously been issued by the Company on December 30, 1997 and were outstanding prior to the Exchange Offer. All of the outstanding Old Notes were exchanged for New Notes in the Exchange Offer.

     The Exchange Offer was undertaken to comply with the requirements of a Registration Rights Agreement entered into by the Company concurrently with the issuance of the Old Notes. The New Notes were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 Registration No. 333-51273, which was declared effective by the Securities and Exchange Commission on June 23, 1998.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  July 28, 1998       FITZGERALDS GAMING CORPORATION
                           (Registrant)



                            By:           /s/ MICHAEL E. MCPHERSON
                                 -----------------------------------------------
                                             Michael E. McPherson
                                 Senior Vice President, Chief Financial Officer,
                                            Treasurer and Secretary